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                                                                                                       First Advantage Bancorp
(Name of Registrant as Specified In Its Charter)

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[FIRST ADVANTAGE BANCORP LOGO]

April 5, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Advantage Bancorp (the “Company”).  The meeting will be held at:

First Advantage Bank
North Clarksville Branch
1800 Ft. Campbell Blvd.
Clarksville, Tennessee
Wednesday, May 15, 2013
1:00 p.m., local time

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of the Company, as well as representatives of Horne, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

The Board of Directors recommends that you vote “FOR” each of proposals 1, 2 and 3 and “FOR” the “THREE YEAR” option on proposal 4 to be presented at the annual meeting.

Sincerely,

Earl O. Bradley, III
Chief Executive Officer

[FIRST ADVANTAGE BANCORP LOGO]

1430 Madison Street
Clarksville, Tennessee 37040
(931) 552-6176

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE		1:00 p.m., local time, on Wednesday, May 15, 2013.
PLACE		First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee
ITEMS OF BUSINESS	(1)	To elect three directors to serve for a term of three years.
	(2)	To ratify the appointment of Horne LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.
	(3)	To vote on the adoption of the non-binding resolution approving the compensation of the Company’s named executive officers.
	(4)	To vote on the adoption of the frequency for future non-binding resolutions approving the compensation of the Company’s named executive officers.
	(5)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
RECORD DATE		To vote, you must have been a shareholder at the close of business on March 28, 2013.
PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement.  You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

Gerald L. Cooksey, Jr.
Corporate Secretary

Clarksville, Tennessee
April 5, 2013

FIRST ADVANTAGE BANCORP

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Advantage Bancorp for the 2013 annual meeting of shareholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to First Advantage Bancorp as the “Company,” “we,” “our” or “us.”

First Advantage Bancorp is the holding company for First Advantage Bank, formerly First Federal Savings Bank.  In this proxy statement, we may also refer to First Advantage Bank as the “Bank.”

We are holding the 2013 annual meeting of shareholders at First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, on Wednesday, May 15, 2013 at 1:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 5, 2013.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement is available at http://www.cfpproxy.com/6373.  Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

The close of business on March 28, 2013 has been established as the record date for the purpose of shareholders entitled to vote at the Annual Meeting. You are entitled to vote your shares of First Advantage Bancorp common stock that you owned as of the record date.  The only class of securities of First Advantage Bancorp outstanding and entitled to vote at the Annual Meeting is our Common Stock, par value $0.01 per share.  As of the close of business on March 28, 2013, 4,318,497 shares of First Advantage Bancorp common stock were issued.  Each share of common stock issued has one vote.

The Company’s charter provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of First Advantage Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Advantage Bank Employee Stock Ownership Plan; or

•	Indirectly through the First Advantage Bank 401(k) and Profit Sharing Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of First Advantage Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.  If you are a participant in the First Advantage Bank Employee Stock Ownership Plan or the First Advantage Bank 401(k) and Profit Sharing Plan, see “Participants in the ESOP or the 401(k) Plan” below for voting procedures.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals.  At this year’s annual meeting, shareholders will elect three directors to serve for a term of three years.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Horne LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the appointment of Horne LLP as our independent registered public accounting firm for 2013, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the non-binding resolution approving the compensation of the Company’s executive officers, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To approve the non-binding resolution, the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast at the annual meeting is required.

In voting on the advisory resolution regarding the frequency of the shareholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one, two, or three years or abstain from voting. This matter will be determined by a plurality of the votes cast at the annual meeting.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for a beneficial owner in street name may vote for the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the beneficial owner has provided voting instructions.  A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner.  The ratification of Horne LLP as the Company’s independent registered public accounting firm is considered a routine matter.  The other proposals are considered non-routine and require the beneficial owner to provide voting instructions to a broker in order to vote.  Brokers will not vote on the other proposals unless they receive instructions from the beneficial owners of the shares they hold.  If you hold your shares through a bank or broker, it is extremely important that you instruct your record holder how to vote your shares.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the proposal.

In the adoption of the non-binding resolution approving the compensation of the Company’s executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, votes that are withheld and broker non-votes will have no effect on the outcome of the resolution. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

In the adoption of the non-binding resolution approving the frequency of future non-binding resolutions approving the compensation of the Company's executive officers, votes that are withheld and broker non-votes will have no effect on the outcome of the resolution. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Board of Directors may take into account the outcome of the vote when determining the frequency of future non-binding resolutions approving executive compensation arrangements.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

•	FOR the election of each of the nominees for director; and

•	FOR the ratification of the appointment of Horne, LLP as the Company’s independent registered public accounting firm.

•	FOR the adoption of the non-binding resolution approving the compensation of the Company’s executive officers.

•	FOR the adoption of a THREE-YEAR frequency for the adoption of future non-binding resolutions approving the compensation of the Company’s executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy.  The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP or the 401(k) Plan

If you participate in the First Advantage Bank Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the First Advantage Bancorp stock fund in the First Advantage Bank 401(k) and Profit Sharing Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan.  Under the terms of the ESOP, all allocated shares of First Advantage Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  All unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions, subject to the exercise of its fiduciary duties.  Under the terms of the 401(k) Plan, a participant may direct the stock fund trustee of the 401(k) Plan how to vote the shares in the First Advantage Bancorp stock fund credited to his or her account.  The stock fund trustee will vote all shares for which it does not receive timely voting instructions from participants in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your vote authorization forms is May 7, 2013.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors currently consists of nine members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Earl O. Bradley, III and John T. Halliburton, whom we employ as executive officers.  In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with the Company and the Bank, in addition to the transactions disclosed under “Transactions with Related Persons” below, but determined in each case that these relationships did not interfere with such individuals’ exercise of independent judgment in carrying out their responsibilities as a director.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors of the Company has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer enhances Board independence and oversight.  Moreover, the separation of the Chairman of the Board and Chief Executive Officer allows the Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.  Consistent with this determination, William Lawson Mabry serves as Chairman of the Board of the Company and Earl O. Bradley, III serves as Chief Executive Officer of the Company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk management oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members at December 31, 2012.  All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc.  Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available at the Investor Relations section of our website (www.firstadvantagebanking.com ).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William G. Beach
Earl O. Bradley, III
Vernon M. Carrigan		X	X*
Robert E. Durrett, III		X	X
John T. Halliburton
William Lawson Mabry
William H. Orgain	X
Michael E. Wallace	X*
David L. Watson	X	X*	X
Number of Meetings in 2012	4	6	3
________________________________________________________
* Denotes Chairperson

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations.  The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.  The Board of Directors has designated Michael E. Wallace as an audit committee financial expert under the rules of the Securities and Exchange Commission.  Mr. Wallace is independent under the listing requirements of the Nasdaq Stock Market, Inc. applicable to audit committee members.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Although the Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees, the Board of Directors does consider diversity in business experience in identifying nominees for director. The Board of Directors considers director nominees who exemplify prudent business savvy and knowledge of the local area. The current directors come from a host of backgrounds and occupations ranging from medical to real estate brokers. The Board of Directors welcomes the different and valid viewpoints each director has to offer regarding the operation of the Company and the Bank.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above.  If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders.  It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.           The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the year ended December 31, 2012, the Board of Directors of the Company held eight regular meetings and three special meetings and the Board of Directors of the Bank held twelve regular meetings and three special meetings.  No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the committees on which such director served during fiscal 2012.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders.  All directors were present at the 2012 annual meeting of shareholders with the exceptions of Dr. Carrigan and Mr. Mabry.

Code of Ethics and Business Conduct

First Advantage Bancorp has adopted a Code of Ethics and Business Conduct designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.  The Code of Ethics and Business Conduct is available at the Investor Relations section of our website (www.firstadvantagebanking.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 380, “The Auditors Communications with Those Charged with Governance,” as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.  The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Audit Committee of the Board of Directors of
First Advantage Bancorp

Michael E. Wallace, Chairman
David L. Watson
William H. Orgain

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of First Advantage Bancorp and First Advantage Bank during the 2012 fiscal year.  During 2012, the Company did not grant any stock options or other equity based compensation awards to the non-employee directors named below.

	Fees Earned or	All Other
	Paid In Cash	Compensation	Total
Name	($)	($)(1)	($)
William G. Beach	$16,200	$944	$17,144
Vernon M. Carrigan	14,800	1,034	15,834
Robert E. Durrett, III	16,600	944	17,544
William Lawson Mabry	18,700	944	19,644
William H. Orgain	17,100	944	18,044
Michael E. Wallace	22,400	944	23,344
David L. Watson	23,300	792	24,092
 __________________________________________________________________
(1)	All other compensation consists of dividends paid on the non-vested shares of restricted stock granted under the 2008 Equity Incentive Plan and premiums for life insurance.

Cash Retainer and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on the Boards of Directors of First Advantage Bancorp and First Advantage Bank during 2013.

Annual Retainer	$7,500
Annual Audit Committee Chairperson Additional Retainer	6,000
Annual Compensation Committee Chairperson Additional Retainer	6,000
Fee per Board Meeting	500
Fee per Committee Meeting:
Executive Committee	100
Audit Committee	100
All Other Committees	100

STOCK OWNERSHIP

The following table provides information as of March 28, 2013 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(2)

First Advantage Bank Employee Stock Ownership Plan 1430 Madison Street Clarksville, Tennessee 37040	391,987	(1)	9.2%
M3 Funds, LLC M3 Partners, LP M3F, Inc. Jason A. Stock William C. Waller 10 Exchange Place, Suite 510 Salt Lake City, Utah 84111	354,578	(3)	8.2%
_______________________________________________
(1)	As of March 28, 2013, 119,908 shares had been allocated to participants’ ESOP accounts.
(2)	Based on 4,318,497 shares of the Company’s common stock outstanding and entitled to vote as of March 28, 2013.
(3)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2013.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group as of March 28, 2013.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

			Shares Issuable
			Pursuant to Options	Percent of
Name	Number of Shares		Exercisable within	Common Stock
Directors:	Owned (1) (2) (3) (4)		60 Days of Record Date	Outstanding (5)
William G. Beach	46,974	(6)	7,220	1.1
Earl O. Bradley, III	81,989	(7)	22,112	1.9
Vernon M. Carrigan	46,717	(8)	7,220	1.1
Robert E. Durrett, III	83,948	(9)	7,220	1.9
John T. Halliburton	81,119	(10)	22,112	1.9
William Lawson Mabry	77,627	(11)	7,220	1.8
William H. Orgain	46,345	(12)	7,220	1.1
Michael E. Wallace	39,075		7,220	*
David L. Watson	59,025	(13)	7,220	1.4

Executive Officers Who Are Not Directors:
Jon R. Clouser	54,398		16,000	1.3
Gerald L. Cooksey, Jr.	-		-	*

All Directors and Executive Officers as a Group	617,217		110,764	14.3
(11 Persons)
 ________________________________________________________________
*      Represents less than 1% of the Company’s outstanding shares.
(1)
Includes shares held under the First Advantage Bank Deferred Compensation Plan (held in trust) as follows:  Mr. Beach—8,909 shares; Mr. Bradley—26,681 shares; Mr. Carrigan—17,692 shares; Mr. Durrett—8,127 shares; Mr. Halliburton—23,346 shares; Mr. Mabry—10,689 shares; Mr. Orgain—7,707 shares; Mr. Michael Wallace—114 shares; and Mr. Clouser—11,010 shares.

(2)	Includes shares held under the First Advantage Bank 401(k) and Profit Sharing Plan as follows: Mr. Bradley—5,481 shares; Mr. Halliburton—3,269 shares; and Mr. Clouser—13,578 shares.
(3)	Includes shares allocated under the First Advantage Bank ESOP (held in trust) as follows: Mr. Bradley—7,535 shares; Mr. Halliburton—7,518 shares; and Mr. Clouser—6,119 shares
(4)
Includes unvested stock awards granted under the First Advantage Bank 2008 Equity Incentive Plan (held in trust) as follows: Mr. Beach, Mr. Carrigan, Mr. Durrett, Mr. Orgain, Mr. Michael Wallace and Mr. Watson—1,805 shares each; Mr. Mabry—1,806 shares; Mr. Bradley and Mr. Halliburton— 5,528 shares each; and Mr. Clouser—4,000 shares

(5)	Based on 4,318,497 shares of the Company’s common stock outstanding and entitled to vote as of March 28, 2013.
(6)	Includes 29,040 shares held in an individual retirement account.
(7)	Includes 20,000 shares held by Mr. Bradley’s spouse, 250 shares held by Mr. Bradley’s daughter and 250 shares held by Mr. Bradley’s spouse as custodian for their daughter.
(8)	Includes 10,000 shares held in an individual retirement account and 3,610 shares held by Mr. Carrigan’s spouse.
(9)
Includes 2,070 shares held in an individual retirement account, 28,788 shares held by Mr. Durrett’s spouse, 2,488 shares held in his spouse’s individual retirement account and 18,240 shares held by Durrett Lands G.P.

(10)	Includes 25,195 shares held in an individual retirement account.
(11)
Includes 27,912 shares held in an individual retirement account, 10,000 shares held in trust for Mr. Mabry’s children, 10,000 shares held by Mr. Mabry’s spouse and 10,000 shares held in his spouse’s individual retirement account.

(12)	Includes 29,613 shares held in an individual retirement account.
(13)	Includes 30,000 shares held in an individual retirement account and 20,000 shares held by Mr. Watson’s spouse.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of nine members.  The Board is divided into three classes, each with three-year staggered terms, with one-third of the directors elected each year.  The three nominees who have been nominated for election at the annual meeting to serve for a three-year term and until their successors have been duly elected and qualified are.  All of the nominees are currently directors of the Company and the Bank.

Unless you indicate on the proxy card that your shares should not be voted for the nominees named above, the Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the nominees for election at the annual meeting is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated for each individual is as of December 31, 2012.  The indicated period of service as a director includes the period of service as a director of First Advantage Bank.

Board Nominees for Terms Ending in 2016

Robert E. Durrett, III has served on the First Advantage Bancorp Board of Directors since the Company’s inception in 2007 and also on the First Advantage Bank Board of Directors since 2007.  He is a member of the Compensation Committee and the Nominating and Corporate Governance Committee.  Mr. Durrett’s experience in the construction business, his familiarity with the local real estate market and numerous local builders and extensive contacts within the community qualify him to serve as a director of the Company.  Mr. Durrett is the owner of Durrett Construction.  He is also managing owner and partner in three apartment complexes in the Clarksville area.   Age 56.

William Lawson Mabry has served on the First Advantage Bancorp Board of Directors since the Company’s inception in 2007 and on the First Advantage Bank Board of Directors since 2006.  He is the Chairman of the Board for both the Company and the Bank.  Mr. Mabry’s business experience, prior banking experience, deep knowledge of the local real estate market and extensive contacts in the community qualify him to serve as a director of the Company.  Mr. Mabry has been a real estate broker with Coldwell Banker Conroy, Marable & Holleman, Inc. since 1977.  He has also been active in land development and apartment ownership in the Clarksville market.  Mr. Mabry was one of the original organizers and a director of Heritage Bank, a denovo bank located in Clarksville, TN that originated in 1988 and subsequently sold to Old National Bank in 1999.  Mr. Mabry is currently a member of the Clarksville Academy Board of Trustees, the Austin Peay State University Foundation and a board member for the Clarksville Montgomery County Library Foundation.  He has served previously on the boards of the Fort Campbell Historical Foundation, the Clarksville-Montgomery County Public Library, and the Clarksville River District Commission.  Mr. Mabry holds a Bachelors of Science degree in English from Austin Peay State University.  Age 57.

Michael E. Wallace has served on the First Advantage Bancorp Board of Directors since the Company’s inception in 2007 and on the First Advantage Bank Board of Directors since 2006.  He is the Chairman of the Audit Committee.  Mr. Wallace’s extensive accounting and business experience qualify him to serve as a director of the Company.  Mr. Wallace has 18 years of experience in public accounting and is currently a partner in Thurman Campbell Group, LLC.  He is a member of the American Institute of Certified Public Accountants and the Tennessee Society of Certified Public Accountants.  Mr. Wallace serves as Chairman of the Finance Committee of Grace Community Church in Clarksville, TN.  Mr. Wallace holds a Bachelors of Science in Accounting and a Masters in Accounting from Samford University.  He has also passed the National Association of Securities Dealers Series 7 and Series 66 exams to qualify as a Registered Representative.  Mr. Wallace is also a Personal Financial Specialist, as designated by the American Institute of Certified Public Accountants  Age 38.

Directors Continuing in Office

The following directors have terms ending in 2014:

William G. Beach has served on the First Advantage Bancorp Board of Directors since the Company’s inception in 2007 and on the First Advantage Bank Board of Directors since 2006.  Mr. Beach’s prior experience as a bank director, his business ownership and management experience and his extensive involvement in community and professional association leadership roles qualify him to serve as a director of the Company.  He has been President and Owner of Beach Oil Company since 1991.  Mr. Beach also served as a director of Heritage Bank, a denovo bank located in Clarksville, TN that originated in 1988 and subsequently sold to Old National Bank in 1999.  Mr. Beach’s numerous business and community leadership roles have included: Advisory Board Director – Bank of America 1990-1998, Amoco Oil Company Jobber Advisory Board 1993-1994, Tennessee Oil Marketers Association Board of Directors 2000-2003 and President in 2003, Clarksville Tourism Commission member 1995-1998 and Chairman in 1998, Middle Tennessee Better Business Bureau Board of Directors 1999, Leadership Clarksville Board of Directors 1998-2000, Clarksville Academy Board of Trustees 1996-2002 and Chairman 2000-2002, Greenwood Cemetery Board since 2007, Clarksville Country Club Board of Directors, and Rotary Club membership since 1980.  Mr. Beach holds a Bachelors of Science degree in Biology from Austin Peay State University.   Age 56.

Earl O. Bradley, III is currently the Chief Executive Officer of First Advantage Bancorp and First Advantage Bank.  He has served on the Company Board of Directors since its inception in 2007 and on the Bank Board of Directors since 2005.  Mr. Bradley’s over thirty years of experience in banking in the Clarksville, Tennessee market and his extensive contacts in the community qualify him to serve as a director of the company.  Mr. Bradley began his career as a Certified Public Accountant with the firm of Arthur Anderson & Company in 1977 and subsequently held banking positions with Third National Bank in Nashville, Tennessee and Dominion Bank (formally First National Bank) in Clarksville, Tennessee.  Mr. Bradley was one of the original organizers, the President and Chief Executive Officer and a director of Heritage Bank, a denovo bank located in Clarksville, Tennessee that originated in 1988 and subsequently sold to Old National Bank in 1999.  Mr. Bradley has also been a co-owner, Chairman, CEO and director of MAP Industries, Inc. (d/b/a OEM Tube Assemblies), a manufacturing company, since 2002.  During his career Mr. Bradley has had numerous community and professional leadership roles including: Community Advisory Board-Old National Bank, Workforce Essentials Board Member, Tri-Chairman Capital Stewardship Building Program-First Baptist Church, Chairman of the Economic Development Council for Clarksville-Montgomery County, Tennessee, Chairman-Aspire Clarksville Economic Initiative, two time Chairman of Clarksville-Montgomery County Industrial Development Board, member of Tennessee Department of Economic & Community Development Building Finance Committee, Board member Montgomery County Railroad Authority, President-Downtown Kiwanis Club, Chairman-Austin Peay State University Foundation, Trustee for Clarksville Academy, Board member Clarksville Chamber of Commerce, Assistant Boy Scout Leader-Troop 514, member and Deacon-First Baptist Church, Clarksville, Commodore-Clarksville Boat Club, and Sigma Chi Fraternity Alumni.  Mr. Bradley holds a Bachelors of Science degree in Accounting from Austin Peay State University.  He also graduated from the Tennessee Bankers Association Commercial Lending School and the Bank Administration Institute School of Banking – Controllership program.  Age 57.

William H. Orgain has served on the First Advantage Bancorp Board of Directors since the Company’s inception in 2007 and also on the First Advantage Bank Board of Directors since 2007.  He is a member of the Audit Committee.  Mr. Orgain’s experience in the building supply business, familiarity with the local real estate market and numerous local builders, community contacts and public service record qualify him to serve as a director of the Company.  Mr. Orgain has been employed by Orgain Building Supply Company since 1970 and has been President of the company since 1996 and represents the fourth generation of family ownership and involvement with the company. He is a past member of the Clarksville Rotary Club and was the recipient of the Paul Harris Fellow Award.   Mr. Orgain serves on the board of the Montgomery County Sportsmen Association, Inc., serves as President of Greenwood Cemetery, and is Secretary of the Clarksville-Montgomery County Museum Board.  Age 56.

The following directors have terms ending in 2015:

Dr. Vernon M. Carrigan has served on the First Advantage Bancorp Board of Directors since the Company’s inception in 2007 and on the First Advantage Bank Board of Directors since 1999.  He is the Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee.  Dr. Carrigan’s educational background, business management experience, and broad community involvement qualify him to serve as a director of the Company.  Dr. Carrigan currently devotes full time to clinical duties at the Premier Medical Group after having served as their Medical Director for twelve years.  He has also held numerous leadership positions while serving at the Clarksville Memorial Hospital-Gateway Health System in Clarksville, TN from 1980 to the present.  Dr. Carrigan is also the Out Patient Medical Director for the Clarksville Community Network, a local Independent Practice Association.  He is a member of the American Society of Internal Medicine, the American College of Physicians, and the American College of Physicians Executives.  Dr. Carrigan has also been active in the community with many leadership positions in various organizations, including current involvement as a volunteer for the Good Samaritan Clinic since 1982, and as a member of the Austin Peay State University Foundation.  He is an active deacon at First Baptist Church and was the past deacon chairman in 2007 and 2008.   He was the President and Board Chairman of the Vanderbilt Community Network.  He has also participated in several medical mission trips to Brazil, Mexico and China.  Dr. Carrigan has a Bachelor’s of Science in Chemistry and Biology from Austin Peay State University, a Doctorate of Medicine from the University of Tennessee for Health Sciences and fulfilled his internship and residency in internal medicine at Methodist Hospital in Memphis, TN.  Age 61.

John T. Halliburton is currently the President of First Advantage Bancorp and First Advantage Bank.  He has served on the Company Board of Directors since its inception in 2007 and on the Bank Board of Directors since 2005.  Mr. Halliburton’s over thirty years of experience in banking in the Clarksville, TN market and his extensive contacts in the community qualify him to serve as a director of the Company.  Mr. Halliburton was one of the original organizers, the Executive Vice President and Chief Lending Officer and a director of Heritage Bank, a denovo bank located in Clarksville, TN that originated in 1988 and subsequently sold to Old National Bank in 1999.  Mr. Halliburton is a graduate of the Tennessee Bankers Association Commercial Lending School.  He also holds a Bachelors of Science degree in Business Administration from Austin Peay State University.  Age 65.

David L. Watson has served on the First Advantage Bancorp Board of Directors since the Company’s inception in 2007 and on the First Advantage Bank Board of Directors since 2006.  He is Chairman of the Compensation Committee and also serves on the Audit Committee and the Nominating and Corporate Governance Committee.  Mr. Watson’s extensive banking, business and community involvement experience qualify him to serve as a director of the Company.  Mr. Watson is currently a self-employed building contractor.  Mr. Watson had a 27 year career in banking, retiring from Old National Bank in 2005 where he served as the District President in Clarksville, TN.  His banking experience included personnel, branch management, sales and marketing and consumer and commercial lending.  Mr. Watson’s community involvement and service has been extensive, including: past Chairman of the City of Clarksville Board of Zoning Appeals, past Chairman of Finance and is an  elder in the Cumberland Presbyterian Church, member of Leadership Clarksville class of 1988 and co-founder of the State of Tennessee Old Time Fiddlers Contest.  Mr. Watson is also very involved with Austin Peay State University where he is a member of the Foundation Board and a member of the Tower Club.  Mr. Watson also graduated from the Mid-South School of Banking and served on the Paul Barrett School of Banking Board of Regents from 1989 – 2004.  He holds a Bachelors of Science degree from Austin Peay State University and a Masters of Business Administration from Middle Tennessee State University.  Age 70.

  Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Horne LLP to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by shareholders.  A representative of Horne LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends a vote FOR the ratification of the appointment of Horne LLP as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees billed to the Company by Horne LLP for the fiscal years ended December 31, 2012 and 2011:

	2012	2011
Audit fees (1)	$106,890	$110,590
Tax fees (2)	27,754	27,100
All other fees (3)	25,914	4,000
____________________________________________________________________
(1)
Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings.

(2)	Consists of tax filing and tax related compliance and other advisory services.
(3)	Consists of fees related to IT consulting and interest rate risk review.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Company’s Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm.  The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services.  The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members.  The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting.  The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2012, all of the audit related fees, tax fees and all other fees set forth above were approved by the Audit Committee.

Item 3 — Adoption of the Non-binding Resolution Approving the Compensation of the Company’s Named Executive Officers

Executive Compensation

The Company believes that its compensation policies and procedures, which are reviewed and recommended by the Compensation Committee and approved by the Board of Directors, encourage a culture of pay for performance and are structured to align the interests of our executive officers with the long-term interests of shareholders. The compensation framework encourages the achievement of strategic objectives and creation of shareholder value, recognizes and rewards individual initiative and achievements, maintains an appropriate balance between base salary and annual and long-term incentive opportunity, and allows the Company to compete for, retain, and motivate talented executives that are important to our success.

The Board uses various methods and analysis in setting the compensation for the named executive officers. In making compensation decisions for the Company's named executive officers for 2012, the Compensation Committee and the Board of Directors considered, among other factors, factors such as the Company's financial performance, non-financial measures and other factors reflective of the management of its business; the continuing challenging market conditions affecting community banks, and the economy generally; and the individual performance of such named executive officers. Consistent with the objective of aligning the compensation of the Company’s named executive officers with the annual and long-term performance of the Company and the interests of the Company’s shareholders, such factors were reflected in the compensation of the Company’s named executive officers for 2012.

The Board of Directors and management believe that the compensation paid to the named executive officers as disclosed in this proxy statement is reasonable and competitive.

Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program.

As required by the regulations of the SEC, the Board of Directors is providing the Company’s shareholders with the right to cast an advisory vote on the compensation of the Company’s named executive officers at the 2013 Annual Meeting of Shareholders. This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, the shareholders of First Advantage Bancorp approve the compensation of First Advantage’s executives, as disclosed pursuant to the compensation disclosure rules of the SEC in Item 402 of Regulation S-K.”

The adoption of the non-binding resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission requires approval by the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast at the Meeting. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends that shareholders vote “FOR” the adoption of the non-binding resolution approving the compensation of the Company’s named executive officers.

Item 4 — Adoption of the Frequency of the Vote on Future Non-binding Resolutions Approving the Compensation of the Company’s Named Executive Officers

The Board of Directors and the Compensation Committee are committed to effective compensation policies that align the interests of shareholders and retention of qualified executives.

Shareholders are encouraged to weigh the costs of compliance with the proxy requirements with the need for advisory input on the Company’s compensation practices for its named executive officers. SEC regulations require that shareholders be given four options for voting on the frequency of future non-binding resolutions regarding the named executive officers’ compensation. Accordingly, the Board of Directors is providing the Company’s shareholders with the following options:

•	One-year cycle, requiring a vote annually on the non-binding resolution approving the compensation of the Company’s named executive officers.
•	Two-year cycle, requiring a biennial vote.
•	Three-year cycle, requiring a triennial vote.
•	Abstain.

The Board of Directors recommends that shareholders vote “FOR” the adoption of a THREE-YEAR cycle for future non-binding resolutions approving the compensation of the Company’s named executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2012 exceeded $100,000.  During 2012, the Company did not grant any stock options or other equity based compensation awards to the executive officers named below with the exception of stock options on 10,000 shares granted to Mr. Cooksey.

				All Other
Name and		Salary	Bonus	Compensation	Total
Principal Position	Year	($)	($)	($) (1)	($)
Earl O. Bradley, III	2012	$221,085	$76,960	$41,472	$339,517
Chief Executive Officer	2011	223,394	92,986	38,542	354,922

John T. Halliburton	2012	162,780	35,237	39,668	237,685
President	2011	164,480	42,863	36,703	244,046

Jon R. Clouser	2012	142,235	29,884	36,578	208,697
Chief Lending Officer	2011	143,721	36,250	33,371	213,342
__________________________________________________________________
(1)
Details of the amounts reported in the “All Other Compensation” column for fiscal 2012 are provided in the table below.  Amounts in the table below do not include perquisites, which did not total in the aggregate more than $10,000 for any of the named executive officers.

	Mr. Bradley	Mr. Halliburton	Mr. Clouser
Employer contributions to 401(k) plan	6,746	4,942	4,309
ESOP allocation	27,746	27,746	25,824
Dividends – 2008 Equity Incentive Plan	1,935	1,935	1,400
Employee separation agreement	-	-	-

Outstanding Equity Awards at Year-End

The following table sets forth information regarding stock options and restricted stock awards granted to our executive officers under the 2008 Equity Incentive Plan as of December 31, 2012.

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Option
Name	Options (#) Exercisable	Options (#) Unexercisable(1)	Price ($)	Expiration Date
Earl O. Bradley, III	55,279	13,820	$10.30	August 11, 2018
John T. Halliburton	55,279	13,820	10.30	August 11, 2018
Jon R. Clouser	20,000	5,000	10.30	August 11, 2018

	Stock Awards
	Number of Shares or Units of	Market Value of Shares or
Name	Stock That Have Not Vested (#)(2)	Units of Stock That Have Not Vested (#)(3)
Earl O. Bradley, III	5,528	$71,035
John T. Halliburton	5,528	71,035
Jon R. Clouser	4,000	51,400
__________________________________________________________________
(1)	Options vest in five equal installments beginning on August 11, 2009.
(2)	Shares of restricted stock vest in five equal installments beginning on August 11, 2009.
(3)	Market value of unvested restricted stock is based upon the closing price of our common stock on December 31, 2012, of $12.85 per share.

Employment Agreements

First Advantage Bancorp and First Advantage Bank have entered into separate employment agreements with Earl O. Bradley, III, John T. Halliburton and Jon R. Clouser (each an “executive” and, collectively, the “executives”).  Our continued success depends to a significant degree on the skills and competence of these executives, and the employment agreements are intended to ensure that we maintain a stable management base.  Under the agreements for Mr. Bradley, Mr. Halliburton and Mr. Clouser, which were originally executed on November 30, 2007 and extended through the year 2013 by the Board of Directors on January 19, 2011 and have essentially identical provisions, First Advantage Bancorp will make any payments not made by First Advantage Bank under its agreements with the executives, but the executives will not receive any duplicate payments.

The employment agreements each provide for three-year terms, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date.  The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including performance based bonuses, subject to approval and adjustment by the compensation committee, participation in stock-based benefit plans and certain fringe benefits as described in the agreements.  See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

1998 Deferred Compensation Plan. First Advantage Bank maintains a Deferred Compensation Plan in order to provide deferred income and retirement benefits to directors and officers designated by First Advantage Bank’s Board of Directors as participants.  Under the plan, participants may elect to defer up to 25% of salary and up to 100% of Board fees or cash bonuses into the plan.  First Advantage Bank also has credited each participant’s account initially with $1,000 per year of service for each non-employee director and $2,000 per year of service for officers with the title of executive vice president or higher.  Participants’ accounts are credited with interest based on the rate of return provided by First Advantage Bank on one year certificates of deposit.  Participants are 100% vested in their deferred compensation accounts.  The plan currently provides for distributions ranging from a lump sum to a term of up to ten years.  If First Advantage Bank becomes insolvent, the assets of the plan are subject to the claims of its creditors until paid to the plan participants and their beneficiaries as set forth in the plan.  The plan was amended in connection with the offering to allow participants to make a one-time election to transfer all or part of their accrued balances into the First Advantage Bank Stock-Based Deferral Plan in order to facilitate the purchase of common stock in the conversion stock offering through the Stock-Based Deferral Plan.  Our current executive management team is participating in the 2007 Executive Deferred Incentive Plan, discussed below, but is not participating in this plan.

2007 Executive Deferred Incentive Plan.  First Advantage Bank maintains an Executive Deferred Incentive Plan that provides for the grant of annual cash deferred incentive awards to individual officers designated by the Board of Directors as participants.  The Board of Directors determined individual award amounts based on the attainment of established criteria; the awards may be expressed as a percentage of the participant’s cash compensation or otherwise, as determined by the Board of Directors.  Awards vest over a three to five year vesting period.  Vesting of awards accelerates only upon the death or disability of a participant or upon a change in control.  Participants may also elect to receive a lump sum distribution of their vested awards upon a change in control.  See “Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon termination of employment.

Stock-Based Deferral Plan.  First Advantage Bank maintains the First Advantage Bank Stock-Based Deferral Plan for certain eligible officers and members of the Board of Directors.  The stock-based deferral plan allowed participants to defer compensation and invest their deferrals in First Advantage Bancorp common stock.  See “Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon termination of employment.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. If Earl O. Bradley, III, John T. Halliburton, or Jon R. Clouser (collectively referred to in this section on Post-Termination Benefits as the “executives” and individually referred to as an “executive”) is terminated for cause, under the terms of the First Advantage Bank and First Advantage Bancorp employment agreements, the executive would receive his base salary through the date of his termination of employment and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Voluntary Termination and Termination Without Cause or for Good Reason.  If First Advantage Bank or First Advantage Bancorp terminates an executive’s  employment for reasons other than cause, or if an executive terminates voluntarily under certain circumstances that constitute “good reason” as defined in the executive’s employment agreement, the executive (or his beneficiary should he die before receipt of payment) is entitled to a lump sum cash payment equal to the executive’s base salary for the remaining term of the employment agreement, along with continued medical, dental, and life insurance coverage for the remaining term of the agreement.

Payments Made Upon Disability.  Under the executives’ employment agreements, if an executive becomes disabled and his employment is terminated, he will be entitled to disability pay equal to 100% of his bi-weekly base salary in effect at the date of termination.  He would continue to receive disability payments until the earlier of: (i) the date he returns to full employment with us, (ii) his death, (iii) attainment of age 65, or (iv) the date his employment agreement would have terminated had his employment not terminated because of disability.  All disability payments will be reduced by the amount of any disability benefits payable under the First Advantage Bank disability plans.

Payments Made Upon Death.  Under the executives’ employment agreements, following an executive’s death, the executive’s estate is entitled to receive the compensation due to the executive through the end of the month in which his death occurs.

Under First Advantage Bank’s Stock-Based Deferral Plan and the 2007 Executive Deferred Incentive Plan, if an executive dies before the end of the deferral period or after termination of employment but before the distribution of executive’s account balance, the executive’s designated beneficiary or estate will receive the benefits to which the executive was entitled.

Payments Made Upon a Change in Control. The executives’ employment agreements provide that if during the one year period following a change in control (as defined in the agreements) an executive’s employment is terminated without cause or the executive voluntarily terminates his employment for good reason, the executive will be entitled to a severance payment equal to three (3) times the average of the executive’s annual compensation over the five calendar years preceding the change in control.  For purposes of this calculation, annual compensation is defined as compensation reported in Box 1 of the executive’s Form W-2.  In addition to a cash severance payment, the employment agreements provide that each executive will receive continued medical, dental and life insurance coverage up to 36 months following his termination of employment.  Code Section 280G provides that payments related to a change in control that equal or exceed three (3) times an individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The executives’ employment agreements provide that if the total value of the benefits provided and payments made to an executive in connection with a change in control, either under his employment agreement alone or together with other payments and benefits that he has the right to receive from the First Advantage Bank or First Advantage Bancorp, exceed three (3) times his base amount (“280G Limit”), his severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Under the terms of the First Advantage Bank Employee Stock Ownership Plan, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding stock acquisition loan.  After repayment of the acquisition loan, all remaining shares of First Advantage Bancorp common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by First Advantage Bank on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under the employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

If there is a change in control (as defined in the 2008 Equity Incentive Plan) of the Company or First Advantage Bank, outstanding stock options granted to the executives pursuant to the 2008 Equity Incentive Plan, which are unvested as of the date of the change in control, automatically vest in full upon a change in control and, if the option holder is terminated other than for cause within twelve months of the date of the change in control, will remain exercisable until the expiration date of the stock options.  Restricted stock awards granted to the executives pursuant to the 2008 Equity Incentive Plan which are unvested as of the date of the change in control also automatically vest in full upon a change in control.  The value of the accelerated stock options and restricted stock awards count towards the executive’s 280G Limit.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended December 31, 2012, except that Directors, Earl O. Bradley, III and John T. Halliburton, and executive officer Jon R. Clouser, each had two late Form 4 filings which reported the disposal of shares of Company common stock as a tax withholding upon vesting of restricted stock at August 11, 2012 and 2011.

Transactions with Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act of 2002 generally prohibits loans by First Advantage Bancorp to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Advantage Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  First Advantage Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit First Advantage Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.  First Advantage Bank does not sponsor such a program.

According to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by First Advantage Bank to its executive officers and directors and related parties was $11.6 million at December 31, 2012.  These loans were performing according to their original terms at December 31, 2012.  In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Advantage Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

First Advantage Bank entered into a lease in January 2009 for approximately 3,000 square feet of office space owned by a Tennessee general partnership of which Mr. Beach is a partner.  The lease term commenced on March 1, 2009 and will expire on February 28, 2014 with options to extend for four (4) periods of five (5) years.  Under this lease, monthly payments for the period from March 1, 2009 to February 28, 2014 are $4,250.  The lease payments for 2012 were $51,000.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 6, 2013.  If next year’s annual meeting is held on a date that is more than 30 calendar days from May 15, 2014, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting.  However, if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made.  A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors.  All communications from shareholders should be addressed to First Advantage Bancorp, 1430 Madison Street, Clarksville, Tennessee 37040.  Communications to the Board of Directors should be sent to the attention of Gerald L. Cooksey, Jr., Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Shareholders who wish to communicate with a committee of the Board should send their communications to the attention of the Chairman of the particular committee, with a copy to Vernon M. Carrigan, the Chairman of the Nominating and Corporate Governance Committee.  It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Shareholders has been included with this proxy statement.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

                                                                                                /s/Gerald L. Cooksey, Jr.
Gerald L. Cooksey, Jr.
Corporate Secretary

Clarksville, Tennessee
April 5, 2013

REVOCABLE PROXY

FIRST ADVANTAGE BANCORP
ANNUAL MEETING OF SHAREHOLDERS

May 15, 2013
1:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on May 15, 2013

This Proxy Statement is available at http://www.cfpproxy.com/6373.  Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

The undersigned hereby appoints the official proxy committee of First Advantage Bancorp (the “Company”), consisting of Earl O. Bradley, III and John T. Halliburton or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on May 15, 2013 at 1:00 p.m., local time, at the First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Robert E. Durrett, III	William Lawson Mabry	Michael E. Wallace

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Advisory vote to approve the compensation of the named executive officers disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Advisory vote on the frequency of future advisory votes on the compensation of the named executive officers.

1 Year	2 Years	3 Years	Abstain
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” proposals 1, 2 and 3 and “FOR” the “THREE YEAR” option on proposal 4.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Dated:_____________________________	__________________________________
SIGNATURE OF SHAREHOLDER

__________________________________
SIGNATURE OF CO-HOLDER (IF ANY)

Detach above card, sign, date and mail in the postage paid envelope provided.

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

First Advantage Bancorp

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of First Advantage Bancorp (the “Company”), I am forwarding you the attached GREEN voting instruction card to convey your voting instructions to First Bankers Trust Services, Inc.  (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of First Advantage Bancorp to be held on May 15, 2013.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of First Advantage Bancorp and a copy of the Company’s Annual Report to Shareholders.

As a holder of First Advantage Bancorp common stock through the First Advantage Bancorp Stock Fund in the First Advantage Bank 401(k) and Profit Sharing Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of March 28, 2013, the record date for the Annual Meeting.  If the Trustee does not receive your instructions by May 7, 2013, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed GREEN voting instruction card in the postage paid envelope provided by First Bankers Trust Services, Inc.  Your vote will not be revealed, directly or indirectly, to any employee or director of First Advantage Bancorp or First Advantage Bank.

Sincerely,

                                                                                                                /s/Earl O. Bradley, III

Earl O. Bradley, III
Chief Executive Officer

VOTING INSTRUCTION CARD
FIRST ADVANTAGE BANCORP

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2013
1:00 p.m., Local Time

The undersigned hereby directs the 401(k) Plan Trustee to vote all shares of common stock of First Advantage Bancorp (the “Company”) credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 15, 2013 at 1:00 p.m., local time, at the First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Robert E. Durrett, III	William Lawson Mabry	Michael E. Wallace

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Advisory vote to approve the compensation of the named executive officers disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Advisory vote on the frequency of future advisory votes on the compensation of the named executive officers.

1 Year	2 Years	3 Years	Abstain
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

Please be sure to sign and date this Voting Instruction Card in the box below.

Dated:_____________________________	__________________________________
Participant sign above

Detach above card, sign, date and mail in the postage paid envelope provided.

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 7, 2013.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION IN THE ENVELOPE PROVIDED.

First Advantage Bancorp

Dear ESOP Participant:

On behalf of the Board of Directors of First Advantage Bancorp (the “Company”), I am forwarding you the attached BLUE voting instruction card to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of First Advantage Bancorp to be held on May 15, 2013.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of First Advantage Bancorp and a copy of the Company’s Annual Report to Shareholders.

As a participant in the First Advantage Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 28, 2013, the record date for the Annual Meeting.  All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 7, 2013.  If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed BLUE voting instruction card in the postage paid envelope provided by First Bankers Trust Services, Inc.  Your vote will not be revealed, directly or indirectly, to any employee or director of First Advantage Bancorp or First Advantage Bank.

Sincerely,

                                                                                                                /s/Earl O. Bradley, III

Earl O. Bradley, III
Chief Executive Officer

VOTING INSTRUCTION CARD
FIRST ADVANTAGE BANCORP

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2013
1:00 p.m., Local Time

The undersigned hereby directs the ESOP Trustee to vote all shares of common stock of First Advantage Bancorp (the “Company”) allocated to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 15, 2013 at 1:00 p.m., local time, at the First Advantage Bank, North Clarksville Branch, 1800 Ft. Campbell Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Robert E. Durrett, III	William Lawson Mabry	Michael E. Wallace

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Advisory vote to approve the compensation of the named executive officers disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Advisory vote on the frequency of future advisory votes on the compensation of the named executive officers.

1 Year	2 Years	3 Years	Abstain
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

Please be sure to sign and date this Voting Instruction Card in the box below.

Dated:_____________________________	__________________________________
Participant sign above

Detach above card, sign, date and mail in the postage paid envelope provided.

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 7, 2013.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION IN THE ENVELOPE PROVIDED.

FIRST ADVANTAGE BANCORP 2008 EQUITY INCENTIVE PLAN
VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all unvested restricted shares of First Advantage Bancorp (the “Company”) common stock awarded to me under the First Advantage Bancorp 2008 Equity Incentive Plan (“Incentive Plan”).  Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 15, 2013.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Robert E. Durrett, III	William Lawson Mabry	Michael E. Wallace

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Advisory vote to approve the compensation of the named executive officers disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Advisory vote on the frequency of future advisory votes on the compensation of the named executive officers.

1 Year	2 Years	3 Years	Abstain
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE
LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.

_________________________________                                                                           ______________________________________
Date                                                                                                                                                  Signature

Please complete, date, sign and return this form in the enclosed, postage-paid envelope no later than May 7, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at http://www.cfpproxy.com/6373. Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

FIRST ADVANTAGE BANCORP STOCK-BASED DEFERRAL PLAN
VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all shares of First Advantage Bancorp (the “Company”) common stock credited to me under the First Federal Savings Stock-Based Deferral Plan (“Stock Plan”).  Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 15, 2013.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Robert E. Durrett, III	William Lawson Mabry	Michael E. Wallace

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Advisory vote to approve the compensation of the named executive officers disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Advisory vote on the frequency of future advisory votes on the compensation of the named executive officers.

1 Year	2 Years	3 Years	Abstain
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Stock Plan Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.

_________________________________                                                                           ______________________________________
Date                                                                                                                                                   Signature
Please complete, date, sign and return this form in the enclosed, postage-paid envelope no later than May 7, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at http://www.cfpproxy.com/6373. Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.